UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3013 Science Park Road
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On December 6, 2022, Gossamer Bio, Inc. (the “Company”) announced topline results from its Phase 2 TORREY study of seralutinib in patients with pulmonary arterial hypertension (PAH). Seralutinib is a tyrosine kinase inhibitor targeting PDGFRα/β, CSF1R, and c-KIT, specifically designed to be delivered via dry powder inhaler for the treatment of pulmonary hypertension.
The Phase 2 TORREY study enrolled 86 patients with WHO Functional Class (FC) II or III PAH, with 42 randomized to the placebo arm and 44 randomized to the seralutinib arm. The primary endpoint of the study was change from baseline to Week 24 in pulmonary vascular resistance (PVR). The secondary endpoint was change in six-minute walk distance (6MWD) from baseline to Week 24. Patients remained on their background PAH therapies during the study. At baseline, 57% of patients were on background triple therapy, consisting of three classes of vasodilator treatments. The mean baseline PVR and 6MWD of randomized patients were ~669 dynes*s/cm5 and ~408 meters, respectively. The treatment and placebo arms were generally well balanced, except for baseline WHO Functional Class: 20 FC II and 22 FC III patients were randomized to the placebo arm, while 30 FC II and 14 FC III patients were randomized to the seralutinib arm.
The Phase 2 TORREY study met its primary endpoint with a mean difference in PVR between the placebo and seralutinib arms of -96.1 dynes (p = 0.0310), equating to a placebo-corrected improvement of 14.3%. In the secondary endpoint, an observed mean difference in 6MWD between placebo and seralutinib of 6.5 meters numerically favored the seralutinib arm. Changes in PVR favored seralutinib across all pre-specified patient sub-group analyses, demonstrating consistency in the hemodynamic outcomes observed in the study. Likewise, changes in 6MWD favored seralutinib in the majority of pre-specified sub-groups. Enhanced effects for both PVR and 6MWD were observed in patients with more severe baseline disease, as defined by WHO Functional Class and REVEAL 2.0 Risk Scores. In FC III patients, a 21% reduction in PVR (p = 0.0427) and 37m improvement in 6MWD (p = 0.0476) were observed for the seralutinib arm versus placebo. In patients with a baseline REVEAL 2.0 Risk Score of 6 or greater, a 23% reduction in PVR (p = 0.0134) and 22m improvement in 6MWD (p = 0.2482) were observed for the seralutinib arm versus placebo.
Seralutinib treatment resulted in a statistically significant reduction in NT-proBNP, a biomarker of right heart stress, as early as 12 weeks, increasing to a 408.3 ng/L mean difference from placebo at Week 24 (p = 0.0012). This biomarker change was accompanied by clinically relevant and statistically significant changes for seralutinib versus placebo in key assessments of right heart structure and function, including right atrium area, right ventricle free wall strain, and pulmonary artery compliance.
Seralutinib was generally well tolerated in the TORREY study, with treatment emergent adverse events (TEAEs) reported in 36 (86%) and 41 (93%) of the patients in the placebo and seralutinib arms, respectively. The vast majority of TEAEs reported in the study were mild to moderate in nature. In the seralutinib arm, there was one serious adverse event (SAE) related to study drug reported, while no SAEs related to study drug were reported in the placebo arm. The most frequently reported TEAE in the study was cough, reported in 16 (38%) and 19 (43%) of the patients in the placebo and seralutinib arms, respectively. Of the 19 patients reporting cough in the seralutinib arm, 17 experienced mild cough, while 2 experienced moderate cough. Of note, the most frequently reported TEAEs in the IMPRES Phase 3 study of imatinib in PAH, including nausea, peripheral edema, diarrhea, and vomiting, were observed at substantially lower frequency in the TORREY study, and reported cases were generally well balanced between the seralutinib and placebo arms. No cases of subdural hematoma were reported in the study.
The slides attached as Exhibit 99.1 to this Current Report contain certain additional information related to the clinical data results discussed above and are incorporated herein by this reference. The Company intends to present the slides during a conference call and live webcast with the investment community on December 6, 2022, at 8:00 a.m. ET.

Forward-Looking Statements
Gossamer cautions you that statements contained in this current report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include: the potential of seralutinib to serve PAH patients and the potential for seralutinib to be differentiated from other PAH therapies. The inclusion of forward-looking statements should not be regarded as a representation by Gossamer that any of its plans will be achieved. Actual results may differ from those set forth in this current report due to the risks and uncertainties inherent in Gossamer’s business, including, without limitation: topline results Gossamer reports is based on preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial; potential delays in the commencement, enrollment and completion of clinical trials; comparative safety information is not based on a head-to-head comparison and differences exist between study designs and subject characteristics which could confound the results; disruption to Gossamer’s operations from the ongoing COVID-19 pandemic, including clinical trial delays and clinical site staff shortages; Gossamer’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the success of Gossamer’s clinical trials and preclinical studies for its product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Gossamer’s ability to obtain and maintain intellectual property protection for its product candidates; Gossamer’s ability to comply with its obligations in collaboration agreements with third parties or the agreements under which it licenses intellectual property rights from third parties; Gossamer may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Gossamer undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Slide Presentation entitled "Phase 2 TORREY Study Topline Results"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: December, 6 2022	By:	/s/ Christian Waage
Christian Waage
Executive Vice President, Technical Operations & Administration

4